Exhibit 10.2

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

This FIRST AMENDMENT TO FORBEARANCE AGREEMENT (this “Agreement”), dated as of September 28, 2018, is entered into by and among PetroQuest Energy, Inc., a Delaware corporation (the “Issuer”), the Subsidiaries of the Issuer that are parties hereto (the “Guarantors”) and the Holders (as defined below) that are parties hereto (each an “Initial Forbearing Holder” and collectively, the “Initial Forbearing Holders”).

PRELIMINARY STATEMENT

WHEREAS, the Initial Forbearing Holders are the beneficial owners and/or investment advisors or managers of discretionary accounts for the holders or beneficial owners of a majority in aggregate principal amount outstanding of those 10.00% Second Lien Secured Senior Notes due 2021 that are issued by the Issuer and governed by that certain Indenture dated as of February 17, 2016, by and among the Issuer, the Guarantors and Wilmington Trust, National Association, as trustee (in such capacity, the “Trustee”) and as collateral trustee (in such capacity, the “Collateral Trustee”) thereunder (such Indenture, as amended, supplemented, amended and restated or otherwise modified from time to time, the “Indenture”; such Notes, as amended, supplemented, amended and restated or otherwise modified from time to time, the “Notes”; and the holders of such Notes, the “Holders”), which Notes are secured by liens on the Collateral pursuant to the Security Documents;

WHEREAS, the Issuer, the Guarantors and the Initial Forbearing Holders entered into that certain Forbearance Agreement, dated as of September 14, 2018 (the “Forbearance Agreement”), with respect to the Indenture and the Notes; and

WHEREAS, the Issuer, the Guarantors and the Initial Forbearing Holders desire to amend the Forbearance Agreement as set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.    Definitions. Capitalized terms used herein but not defined herein shall have the meanings given to them in the Indenture, the Notes and the Forbearance Agreement, as the context may require.

Section 2.    Amendment to Forbearance Agreement. Section 3(a)(i) of the Forbearance Agreement is hereby amended and restated to read as follows: “(i) 11:59 p.m. Eastern time on October 5, 2018;”.

Section 3.    Representations and Warranties.

(a)

Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Initial Forbearing Holders that the representations and warranties set forth in Section 4(a) of the Forbearance Agreement are true and correct on and as of the date hereof.

(b)

Representations and Warranties of the Initial Forbearing Holders. Each Initial Forbearing Holder hereby severally, and not jointly, represents and warrants to the Issuer and the Guarantors that the representations and warranties set forth in Section 4(b) of the Forbearance Agreement are true and correct on and as of the date hereof.

Section 4.    Miscellaneous. The provisions of Sections 6 through 14 of the Forbearance Agreement are incorporated herein by reference as though such provisions were fully set forth verbatim herein and shall apply to this Agreement mutatis mutandis.

[**Signature Pages Follow**]

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

PETROQUEST ENERGY, INC.

By:	/s/ J. Bond Clement
Name:	J. Bond Clement
Title:	Executive Vice President, Chief Financial Officer and Treasurer

PETROQUEST ENERGY, L.L.C.

By:	/s/ J. Bond Clement
Name:	J. Bond Clement
Title:	Executive Vice President, Chief Financial Officer and Treasurer

TDC ENERGY LLC

By:	/s/ J. Bond Clement
Name:	J. Bond Clement
Title:	Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page to First Amendment to Forbearance Agreement]

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP

By:	/s/ John Barrett
Name:	John Barrett
Title:	Authorized Signatory

CORRE OPPORTUNITIES II MASTER FUND, LP

By:	/s/ John Barrett
Name:	John Barrett
Title:	Authorized Signatory

[Signature Page to First Amendment to Forbearance Agreement]